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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (Nos. 333-86842 and 333-68283) and Forms S-8 (Nos. 333-42015, 333-78779, 333-90042 and 333-100214) of AMB Property, L.P. of our
reports dated February 13, 2004 relating to the consolidated financial statements and financial statement schedules, which appear in this Form 10-K.

                                          PricewaterhouseCoopers LLP

San Francisco, California
March 11, 2004